SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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HUMAN BIOSYSTEMS

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HUMAN BIOSYSTEMS

1127 Harker Avenue

Palo Alto, California 94301

April 13, 2007

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Human BioSystems, which will be held at the offices of Silicon Valley Law Group, 25 Metro Drive, Suite 600, San Jose, California, 95110, on Friday, May 11, 2007, at 3:00 p.m.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

If you do not plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope, or follow the instructions provided for voting on the Internet.  Each proxy granted may be revoked by the shareholder appointing such proxy at any time before it is voted.  If you elect to vote via the Internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s).  If you vote via the Internet, there is no need for you to mail back your proxy.  If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

                                                                                                           /s/Harry Masuda

                                                                                                        Chief Executive Officer

                                                                                          Palo Alto, California

HUMAN BIOSYSTEMS

1127 Harker Avenue

Palo Alto, California 94301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 11, 2007

The Annual Meeting of Shareholders (the "Annual Meeting") of Human BioSystems, a California corporation (the “Corporation”), will be held at the offices of Silicon Valley Law Group, 25 Metro Drive, Suite 600, San Jose, California, 95110, on Friday, May 11, 2007, at 3:00 p.m. for the following purposes:

1.

To elect three members of our Board of Directors for the term set forth in the accompanying Proxy Statement or until their successors have been elected and qualified;

2.

To approve an amendment to our Amended and Restated Human BioSystems 2001 Stock Option Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan;

3.

To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, no par value, from 150,000,000 to 300,000,000;

4.

To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of preferred stock, no par value, from 5,000,000 to 10,000,000;

5.

To approve an amendment to our Bylaws to modify the number of directors of the Corporation to a range between three and seven, with the exact number of directors being fixed by a resolution of the Board of Directors; and

6.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

The items of business set forth above are more fully described in the Proxy Statement accompanying this Notice.  Pursuant to our Bylaws, we have fixed the time and date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting as the close of business on April 9, 2007. Accordingly, only shareholders of record on such date and at such time will be entitled to vote at the Annual Meeting, notwithstanding any transfer of stock on our books thereafter.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope, or follow the instructions provided for voting on the Internet. Each proxy granted may be revoked by the shareholder appointing such proxy at any time before it is voted.  If you elect to vote via the Internet, the last vote you submit chronologically (by any means) will supersede your prior vote(s).  If you vote via the Internet, there is no need for you to mail back your proxy.  If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

 BY ORDER OF THE BOARD OF DIRECTORS

/s/  Paul Okimoto

 Chairman of the Board of Directors

/s/  Harry Masuda

Chief Executive Officer

Palo Alto, California

April 13, 2007

HUMAN BIOSYSTEMS

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Human BioSystems, a California corporation, for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Silicon Valley Law Group, 25 Metro Drive, Suite 600, San Jose, California, 95110, on Friday, May 11, 2007, at 3:00 p.m. and any adjournments or postponements thereof. This Proxy Statement, our Annual Report for the year ended December 31, 2006, and the accompanying proxy card were first mailed to shareholders on or about April 13, 2007.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

VOTING

Our common stock is the only type of security entitled to vote at the Annual Meeting. On April 9, 2007, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 99,169,163 shares of our common stock outstanding. Each shareholder of record on the record date is entitled to one vote for each share of common stock held by such shareholder on that date.

A majority of the outstanding shares of common stock entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

Our shareholders have cumulative voting rights when voting on the election of directors provided that the names of the candidates for whom the cumulative votes would be cast have been placed in nomination prior to the voting and that the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the election of directors. Cumulative voting means that each shareholder is entitled to the number of votes that is equal to the number of shares that he or she owns multiplied by the number of directors to be elected.  Each shareholder may cast all of the resulting votes for a single director, or may distribute them among the directors to be elected at the shareholder's discretion.  The three nominees receiving the most votes will be elected.  The proxies solicited by the Board of Directors confer discretionary authority on the proxy holders to cumulate votes to elect the nominees listed in this Proxy Statement.  The proxy holders may cumulate votes to elect one or several directors as may be necessary to elect the maximum number of nominees.

Proposals 2 through 5 each require the approval of the affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the Annual Meeting.

You may vote your shares at the Annual Meeting by voting via the Internet, completing and returning the enclosed proxy card, or by voting in person at the Annual Meeting.

VOTING VIA THE INTERNET

If you are a shareholder of record (that is, if your shares of stock are registered with us in your own name), you may vote through the Internet, by following the instructions included with the enclosed proxy card.  The last vote you submit chronologically (by any means) will supersede your prior vote(s).  Also, if you vote via the Internet, and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the Annual Meeting.  If you vote via the Internet, there is no need to mail your proxy card.

The deadline for voting through the Internet as a shareholder of record is 11:59 pm, Pacific Daylight Savings Time, on May 10, 2007.

PROXIES

Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by our Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for the Board of Directors (Proposal 1), FOR Proposals 2 though 5 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at our principal executive offices, located at 1127 Harker Avenue, Palo Alto, California, 94301, before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to shareholders.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others, so that they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by our directors, officers, or employees. Except as described above, we do not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

The names of the three persons who are nominees for director and their positions with us are set forth in the table below.

Our Amended and Restated Articles of Incorporation and Bylaws provide that the number of directors shall be no less than three, and no more than five until changed in accordance with applicable law, the precise number to be determined from time to time by resolution of the Board of Directors or shareholders. We are proposing a modification of this provision to increase the number of directors to no less than three and no more than seven – see Proposal No. 5.  The Board of Directors is currently comprised of three members. The directors to be elected at the Annual Meeting are to be elected to hold office until the next Annual Meeting of Shareholders or until the election of their respective successors. All proxies received by the Board of Directors will be voted for the election of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

The information set forth below is submitted with respect to the nominees to the Board of Directors for whom it is intended that proxies will be voted.

Name	Age	Position
Harry Masuda	63	Chief Executive Officer and a Director
Paul Okimoto	71	Chairman of the Board, Secretary, and Executive Vice President
Dr. Larry McCleary	57	Director

HARRY MASUDA has served since February 1998 as our Chief Executive Officer and a Director.  He also served as our President from February 1998 through August 2005.  Mr. Masuda is the former president of several high tech companies including Piiceon, Inc., a manufacturer of computer peripheral products for microcomputers. Mr. Masuda also founded HK Microwave; a manufacturer of high frequency phase locked oscillators used in cellular telephone base stations, later acquired by Dynatech Corporation. Mr. Masuda received his BSEE and MSEE from San Jose State University.  From October 1997 to February 1998, Mr. Masuda was a business consultant, and he served as President of International Web Exchange from July 1995 to October 1997.

PAUL OKIMOTO joined us in February 1998 as Executive Vice President and a Director.  He became our Secretary in August of 2002.  Mr. Okimoto served as President of Sanhill Systems, a research and development company involved in the signal processing medical field, from 1991 to January 1998.

LARRY MCCLEARY, M.D. joined us in September 2005 as a Director.  Dr. McCleary has spent the last seven years serving as Director of Human Research for Advanced Metabolic Research Group, LLC, headquartered in Henderson, Nevada.  Dr. McCleary served on our Advisory Board from 2002 until his appointment to our Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

We do not currently have an Audit Committee, Compensation Committee or any other committee of the Board of Directors.  The responsibilities of these Committees are fulfilled by our Board of Directors.  In addition, we do not currently have an "audit committee financial expert" as such term is defined in the Securities Act, as our financial constraints have made it extremely difficult to attract and retain qualified outside Board members.  We hope to add qualified independent members of our Board of Directors later in 2007, depending upon our ability to reach and maintain financial stability.

DIRECTORS' COMPENSATION

Directors who are also our employees receive no additional cash compensation for serving on the Board.  We have issued stock options to our Board members in the past, and will continue to do so for the foreseeable future.  We reimburse non-employee directors for all travel and other expenses incurred in connection with attending meetings of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We did not have a Compensation Committee or any other committee of the Board of Directors performing similar functions during the years ended December 31, 2006 and 2007.  Mr. Harry Masuda, our Chief Executive Officer, participated in deliberations of the Board of Directors relating to his compensation.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and Directors, and persons who own more than ten percent of a class of our capital stock, to file reports of ownership and changes in their ownership with the Securities and Exchange Commission.  These persons are required to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms received by us, we believe that during the year ended December 31, 2005, Mr. Larry McCleary did not timely file certain Forms 4 (such Forms were subsequently filed).

INDEMNIFICATION

Our Articles of Incorporation and By-laws provide for indemnification of our officers and directors to the fullest extent permissible under California law. Additionally, we have entered into indemnification agreements with each of our officers and Directors, and therefore purchasers of these securities may have a more limited right of action than they would have except for this limitation in the Articles of Incorporation and By-laws.  These agreements provide, in general, that we shall indemnify and hold harmless such directors and officers to the fullest extent permitted by law against any judgments, fines, amounts paid in settlement, and expenses, including attorneys' fees and disbursements, incurred in connection with, or in any way arising out of, any claim, action or proceeding against, or affecting, such directors and officers resulting from, relating to or in any way arising out of, the service of such persons as our directors and officers.

We have directors' and officers' liability insurance to defend and indemnify directors and officers who are subject to claims made against them for their actions and omissions as directors and officers.

To the extent provisions of our Amended and Restated Articles of Incorporation provide for indemnification of directors for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934 (the “Exchange Act”), those provisions are, in the opinion of the Securities and Exchange Commission, against public policy and therefore are unenforceable.

On August 7, 2002, the United States Attorney for the Eastern District of New York and the Securities and Exchange Commission ("SEC") announced that they were bringing securities fraud charges against Harry Masuda, our Chief Executive Officer, for allegedly paying an unregistered broker an undisclosed commission in September 1999 and February 2000 private placements. The allegations generally charge Mr. Masuda with the failure to adequately disclose to investors, in these private placements, a commission agreement with Larry Bryant, an unlicensed broker-dealer. Remedies sought in these proceedings include criminal penalties and a bar from service as an officer or director of a publicly-traded company. The SEC also brought securities fraud charges against us for the same transactions, and these charges are still pending.  In June 2000, we undertook a rescission offer to those shareholders who had purchased an aggregate of 427,300 shares of common stock and warrants in the private placements for aggregate proceeds of $640,950. Holders of 222,900 shares of common stock accepted the rescission offer. The other shareholders elected not to rescind their stock purchases.  We paid an aggregate of approximately $300,000 in cash to rescinding shareholders, but could not afford to pay the balance of the rescission offer in cash. Instead, we issued promissory notes, with interest at the rate of 10% per annum, payable upon the earlier of (i) one year from the date of the note or (ii) our receipt of funding sufficient to permit repayment of the principal and interest on the notes.  In 2000 and 2001, holders of an aggregate of $67,500 in principal and interest in the above-referenced promissory notes elected to convert their notes to an aggregate of 206,700 shares of our common stock. The other rescinding holders were paid in full in cash prior to December 31, 2002. As all of the shareholders electing to rescind have now been paid in full (whether in cash or in shares of common stock), we believe that the issues raised by the alleged failure to disclose have been fully resolved. Although we believe that the charges are unwarranted, there can be no assurance that Mr. Masuda will be able to continue to serve as our Chief Executive Officer in the event that the Securities and Exchange Commission receives the remedies that it seeks. In January 2005, the United States Government and Mr. Masuda entered into a deferred prosecution agreement which led to a dismissal of all charges against Mr. Masuda following an 18-month deferred prosecution term, which ended in July 2006. The civil case against us has been stayed at the request of the U.S. Attorney pending completion of the deferred prosecution term.

Other than the foregoing matter, at the present time there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification could be required or permitted, and we are not aware of any threatened litigation or proceeding which may result in a claim for indemnification by us.

SHAREHOLDER APPROVAL

The three director nominees that receive the highest number of affirmative votes shall be elected to our Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR all three nominees listed herein. We will vote your shares as you specify on the enclosed proxy. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.  If a shareholder present at the Annual Meeting properly requests cumulative voting for the directors, we may vote shares for which we hold a valid proxy by cumulative voting.

OTHER EXECUTIVE OFFICERS

Set forth below are the names of, and certain information regarding, our executive officers who are not directors. The executive officers serve at the pleasure of the Board of Directors.

DAVID WINTER, M.D. joined us in September 2005 as President. Dr. Winter has over 20 years' experience in the pharmaceutical industry. Since January 2004, he has served as CEO of TriMed Research, Inc., a joint venture of the University of Nebraska Medical Center, UNeMED Corporation and Tridelta Development, Ltd. formed to research and commercially develop therapeutic products related to TriMed's proprietary mammary gland protein. Since January 2002, he has also served as Medical Director of CTI, a contract research organization. From February 2001 to December 2003, he was President of Winter Consulting.  He served as President and Chief Operating Officer of SangStat Medical Corporation, a pharmaceutical company making drugs used in transplantation, from March 1995 to June 1998, and as President and Chief Executive Officer of Human Organ Sciences, Inc., a subsidiary of SangStat, from July 1998 to 2001.

LUIS TOLEDO, M.D., PhD. became our Chief Medical Officer in March 2000. Dr. Toledo is an internationally recognized authority on organ transplantation and preservation. He has authored 10 books on transplantation and related subjects, authored or co-authored 500 scientific publications and contributed to chapters of 77 books. Dr. Toledo has held many medical staff positions including: Co-Chief, Transplantation and Director, Surgical Research at the Henry Ford Hospital and Chief, Transplantation and Director, Research at Mount Carmel Mercy Hospital. He is also currently the Director of Research at the Borgess Medical Center and is Director of the Michigan Transplant Institute. He also serves as Professor of Surgery and Director, Experimental Research Program at Michigan State University.

CLAUDE LUSTER III was appointed to serve as President of HBS BioEnergy, our wholly-owned subsidiary, effective September 1, 2006.  Mr. Luster is the founder of EXL III Group Corporation, and has been involved in the final stages of developing and funding a 60-million gallon ethanol facility in Northern California.  Prior to his involvement with EXL, Mr. Luster was President and CEO of EXL Group, a Portfolio Investment Company of Impact Capital Partners of Oakland, CA.  Mr. Luster has more than 30 years experience in the food-processing, bio-conversion, energy and environmental industries and is considered one of the food industry’s leading experts in the field of aseptic processing and aseptic bulk plant operations.  Mr. Luster conceived, developed, and implemented novel processes and protocols directed towards developing Greenfield food processing and bio-conversion facilities in the United States, Canada, China, and Africa.  He owned and operated LusTek Labs and Consulting and served as a consultant in the food processing, bio-conversion, energy and environmental industries.  Mr. Luster has held numerous technical, scientific and management positions including Process Technician for General Foods, Inc., Process Operations and Research Manager for Tri-Valley Growers, Fermentation Manager for Miller Brewing Company, Vice President of Operations for Helm Concentrates, Inc., and Technical Leader for Hunt Wesson Foods, Inc.

PROPOSAL NO. 2

INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

UNDER THE AMENDED AND RESTATED HUMAN BIOSYSTEMS 2001 STOCK OPTION PLAN

The Amended and Restated Human BioSystems 2001 Stock Option Plan (the “Plan”) was adopted by the Board of Directors effective August 1, 2003, and approved by the shareholders on September 26, 2003.  Currently, 5,000,000 shares of our common stock are reserved for issuance under the Plan.  To date, we have issued options under the Plan to purchase an aggregate of 1,484,000 shares of the Company’s common stock.

We believe that our long-term success depends upon our ability to attract and retain qualified directors, officers, employees and consultants and to motivate their best efforts on our behalf.  Thus, we believe that the Plan will be an important part of our compensation of directors, officers, employees and consultants.

The Board of Directors recommends amending the Plan to increase the number of shares of our common stock reserved for issuance under the Plan from 5,000,000 to 10,000,000.

The proposed amendment to the Plan is set forth in full as Exhibit "A" to this Proxy Statement.   The principal features of the Plan are summarized below, but the summary is qualified in its entirety by the full text of the Plan.

DESCRIPTION OF THE PLAN

The purpose of the Plan is to enhance our profitability and shareholder value by enabling us to offer stock-based incentives to employees, directors, consultants and affiliates. The Plan authorizes the grant of options to purchase shares of common stock to our employees, directors and consultants and our affiliates. Under the Plan, we may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 and non-qualified stock options. Incentive stock options may only be granted to our employees.

There are currently 5,000,000 shares of common stock available for issuance upon exercise of options to be granted under the Plan.  As of April 9, 2007, we had granted options under the Plan to purchase an aggregate of 1,484,000 shares of common stock.

The Plan is administered by our Board of Directors. Subject to the provisions of the Plan, the Board has the authority to determine which of our employees, directors and consultants will be awarded options and the terms of such awards, including the number of shares subject to such options, the fair market value of the common stock subject to options, the exercise price per share and other terms.

Incentive stock options must have an exercise price equal to at least 100% of the fair market value of a share on the date of the award unless the grant is to a shareholder holding more than 10% of our voting stock, in which case the exercise price must be 110% of the fair market value on the date of grant. Generally, the options may not have a duration of more than ten years, or five years if the grant is to a shareholder holding more than 10% of our voting stock. Terms and conditions of awards are set forth in written agreements between the respective option holders and us. Awards under the Plan may not be made after the tenth anniversary of the date of its adoption but awards granted before that date may extend beyond that date.

Under the Plan, if the employment of the holder of an incentive stock option is terminated for any reason other than as a result of the holder's death or disability or for "cause" as defined in the Plan, the holder may exercise the option, to the extent exercisable on the date of termination of employment, until the earlier of the option's specified expiration date and 90 days after the date of termination. If an option holder dies or becomes disabled, both incentive and non-qualified stock options may generally be exercised, to the extent exercisable on the date of death or disability, by the option holder or the option holder's survivors until the earlier of the option's specified termination date and six months after the date of death or disability.

As of April 9, 2007, 567,526 shares of common stock had been issued as the result of the exercise of options granted under the Plan.  The exercise price and vesting schedules of options granted under the Plan will vary over time pursuant to various option agreements that we have entered into or will enter into with the grantees of such options.

We registered the Plan and the shares subject to issuance thereunder, under the Securities Act.  If the increase in shares authorized for issuance under the Plan is approved, we plan to register the additional shares soon after the annual meeting.  Absent such registration, the shares, when issued upon exercise of options, would be "restricted securities" as that term is defined in Rule 144 under the Securities Act.

Optionees have no rights as shareholders with respect to shares subject to options prior to the issuance of shares pursuant to the exercise thereof. Options issued to employees under the Plan, as amended, shall expire no later than ten years after the date of grant.  An option becomes exercisable at such time and for such amounts as determined at the discretion of the Board of Directors at the time of the grant of the option.  An optionee may exercise a part of the option from the date that part first becomes exercisable until the option expires.  The purchase price for shares to be issued to an employee upon his or her exercise of an option is determined by the Board of Directors on the date the option is granted.  The purchase price is payable in full in cash, by promissory note, by net exercise or by delivery of mature shares of our common stock when the option is exercised.

The Plan provides for adjustment as to the number and kinds of shares covered by the outstanding options and the option price therefore to give effect to any stock dividend, stock split, stock combination or other reorganization of or by us.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE PLAN

Options granted under the Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code or non- qualified options, which are not intended to meet such requirements.  The federal income tax treatment for the two types of options differs as follows:

INCENTIVE OPTIONS.   No taxable income is recognized by the optionee at the time of the option grant, and generally no taxable income is recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years from the date of grant and more than one year from the date of exercise.  If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long- term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date (or the fair market date on the expiration date, if less) over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date (or the fair market value on the expiration date, if less) over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option which does not have a readily ascertainable fair market value and is not transferable.  Options granted under the Plan do not have a readily ascertainable fair market value and are not transferable.  The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-qualified option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee may not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the purchase right lapses.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of December 31, 2006 regarding equity compensation plans under which our common stock is authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders (1)	1,484,000	$0.37	4,901,474
Equity compensation plans not approved by security holders (2)	810,000	$1.34	0
Total	2,294,000	$0.71	4,901,474

(1)

Represents options granted pursuant to the Company’s 1998 Statutory Incentive Stock Option Plan, Non-Statutory Stock Option Plan, and 2001 Stock Option Plan.

(2)

Represents warrants to purchase Common Stock granted under plans not approved by the Company’s shareholders.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options will remain deductible by us without limitation under Code Section 162(m).

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal.  Should shareholder approval not be obtained, the increase of the number of shares of common stock reserved for issuance under the Plan will not be effective and the Board of Directors will consider alternative methods of issuing options outside of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote FOR the increase in the number of shares of common stock reserved for issuance under the Amended and Restated Human BioSystems 2001 Stock Option Plan.  We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the increase in the number of shares of common stock reserved for issuance under the Amended and Restated Human BioSystems 2001 Stock Option Plan.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION FOR

INCREASE IN AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

GENERAL

Our Board of Directors has unanimously approved a resolution to increase the authorized shares of Common Stock from 150,000,000 to 300,000,000.  The increase of authorized shares of Common Stock will be effected by an amendment to the Company's Amended and Restated Articles of Incorporation, and such increase will become effective upon the filing of an amendment to the Amended and Restated Articles of Incorporation with the Secretary of State of the State of California in the form of Exhibit "B" to this Proxy Statement.  At this time, we have no specific plan or arrangement for issuing any of the additional authorized shares of our common stock.

REASONS FOR INCREASE OF AUTHORIZED SHARES

The number of shares of Common Stock listed and outstanding as of April 9, 2007, was 99,169,163, which number is less than the currently authorized 150,000,000 shares.  However, as of December 31, 2006, we had outstanding options to purchase an aggregate of 1,484,000 shares of common stock under the Amended and Restated Human BioSystems 2001 Stock Option Plan.  In addition, as of April 9, 2007, we had outstanding warrants to purchase an aggregate of 810,000 shares of our common stock.  On June 15, 2006, a registration statement on Form SB-2 became effective, registering an additional 20,000,000 shares of common stock.  We plan to issue the SB-2 shares from time to time as required to raise capital or to effect acquisitions or strategic alliances.  If all the outstanding warrants and options were exercised, and all of the SB-2 shares were issued, the number of outstanding shares would increase to approximately 121,463,163.

Accordingly, an increase in the number of authorized shares of Common Stock is necessary in order for us to have additional authorized shares available to raise capital, to make strategic acquisitions, or to enter into strategic alliances if and when those opportunities arise.  We believe that having such additional shares available for issuance will enable us to take prompt action on such corporate opportunities as may materialize in the future if the Board of Directors deems an issuance of common stock to be in the best interest of the Company. The disadvantage of such an increase is that any additional issuances of Common Stock will dilute the percentage of the Company owned by existing shareholders.  The additional California franchise tax with respect to the additional shares is minimal. Approval of this proposal will increase the number of shares of Common Stock available for issuance by the Company to 300,000,000.  At the present time, however, we have no intentions, understandings or agreements to issue any shares of the additional authorized Common Stock.

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal.  Should shareholder approval not be obtained, the increase in the authorized number of shares and the amendment to the Amended and Restated Articles of Incorporation which provides for an increase in the authorized number of shares of common stock reserved for issuance from 150,000,000 to 300,000,000 will not be effective.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote FOR approval of an increase to the authorized number of shares and an amendment to the Articles of Incorporation that provides for an increase of the authorized number of shares of common stock reserved for issuance from 150,000,000 to 300,000,000.  We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of an increase to the authorized number of shares of common stock and an amendment to the Amended and Restated Articles of Incorporation that provides for an increase of the authorized number of shares reserved for issuance from 150,000,000 to 300,000,000.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION FOR

INCREASE IN AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK

GENERAL

Our Board of Directors has unanimously approved a resolution to amend our Amended and Restated Articles of Incorporation to increase the authorized number of shares of “blank check” preferred stock from 5,000,000 to 10,000,000.  The creation and authorization of the preferred stock will become effective upon the filing with the California Secretary of State of an amendment to our Amended and Restated Articles of Incorporation in the form of Exhibit “B” to this Proxy Statement.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by shareholders and the terms, preferences, privileges, rights and other features of which are determined by the Board of Directors upon issuance.  The authorization of such blank check preferred stock would permit our Board of Directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of our Amended and Restated Articles of Incorporation and the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to adopt resolution to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the shareholders.  The Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of our shareholders and us.  The amendment to our Amended and Restated Articles of Incorporation would give our Board of Directors the flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of our shareholders and us.  Therefore, shareholders would not have the opportunity to approve the Board’s designation of preferences and/or issuance of preferred sock either before or after its designation and/or issuance.

REASONS FOR AUTHORIZATION OF ADDITIONAL PREFERRED STOCK

The amendment to authorize additional preferred stock will provide us with more flexibility in negotiation and structuring transactions with potential investors, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose.  It is anticipated that such purposes may include the issuance of preferred stock for cash as a means of obtaining capital for use by us, or issuance as part or all of the consideration that we may be required to pay for acquisitions of other businesses or assets.  At this time, however, we have no intentions, understandings or agreements to any issue shares of the additional authorized preferred stock.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of us by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control.  Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise.  The ability of our Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of us by tender offer that could result from such an attempt, such as the realization of a premium over the market price.  Moreover, the issuance of such additional shares of preferred sock to persons friendly to the Board of Directors could make it more difficult to remove incumbent management and directors from office even if such change were to be favorable to shareholders generally.

While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages.  To the extent that the amendment may have anti-takeover effects, it may encourage persons seeking to acquire us to negotiate directly with the Board of Directors, thus enabling the Board to consider the proposed transaction in a manner that best serves the interests of shareholders.

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this proposal.  Should shareholder approval not be obtained, the Board of Directors will consider other means of raising capital.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that the shareholders vote FOR approval of an amendment to the Amended and Restated Articles of Incorporation that increases the number of authorized shares of blank check preferred stock from 5,000,000 to 10,000,000.  We will vote your shares as you specify on the enclosed proxy card.  If you do not specify how you want to your shares voted, we will vote them FOR approval of the amendment to the Amended and Restated Articles of Incorporation increasing the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.

PROPOSAL NO. 5

APPROVAL OF AMENDMENT TO BY-LAWS INCREASING THE NUMBER OF DIRECTORS

GENERAL

As currently stated, our Bylaws provide that the Company will have between three and five directors, with the specific number of directors to be determined by resolution of the Board of Directors or shareholders.  With few director seats, it is difficult to attract a large group of directors covering the core competencies that the Company needs in order to grow.  For this reason, we believe that it would be more beneficial to our shareholders and to us if the Bylaws provided for three to seven directors, rather than three to five.   Our Board of Directors currently consists of three individuals, and we have no current intentions or understandings to increase the number of our Board of Directors or to nominate any additional person or persons to serve as a member of our Board of Directors.

The increase in the number of directors will be affected by an amendment to the Bylaws in the form of Exhibit “C” to this Proxy Statement

SHAREHOLDER APPROVAL

The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal.  Should shareholder approval not be obtained, we will be unable to amend the Bylaws to increase the number of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Bylaws increasing the number of directors to a range from three to seven, with the specific number of directors to be determined by resolution of the Board of Directors or shareholders.  We will vote your shares as you specify on the enclosed proxy card.  If you do not specify how you want your shares voted, we will vote them FOR approval of the amendment to the Bylaws increasing the number of directors.

AUDIT COMMITTEE REPORT

THIS SECTION OF OUR PROXY STATEMENT WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND WILL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

We have never had an audit committee or an audit committee written charter. The functions of an audit committee are carried out by our Board of Directors, comprised of Paul Okimoto (who also serves as Chairman of the Board), Harry Masuda and Larry McCleary.  Messrs. Okimoto and Masuda are also officers of the Company, and so are not "independent" as that term is defined by the Securities and Exchange Commission.  Our Board has followed the substance of the procedures recommended in the report of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the major securities markets, issued in February 1999, and the Board has also been advised by independent legal counsel in its role of overseeing financial reporting and internal control matters.

Management has the primary responsibility for the financial reporting process, including the system of internal controls. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Board's responsibility is to monitor and oversee these processes.  Our Board of Directors appoints our independent auditors.

The Board has reviewed with our financial managers the selection of our independent auditors, overall audit scopes and plans, the results of audit examinations, evaluations by the independent auditors of our internal controls and the quality of our financial reporting.  Management has reviewed the audited consolidated financial statements in our Annual Report on Form 10-KSB with the Board, including a discussion of the quality (not just the acceptability) of the accounting principles utilized, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.  The Board also discussed with the independent auditors other matters required to be discussed by the auditors with an audit committee under Statement of Auditing Standards No. 61 (communication with audit committees). Our independent auditors also provided to the Board the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Board discussed with the independent auditors that firm's independence.

In performing all of these functions, the Board acts only in an oversight capacity. In its audit oversight role, the Board relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who in their report expressed an opinion on the conformity of our annual financial statements with generally accepted accounting principles.

Based upon the Board's discussion with management and the independent auditors and the Board's review of the representations of management and the report of the independent auditors to the Board, the Board recommended that the audited consolidated financial statements be included in our Annual Report on Form 10- KSB for the year ended December 31, 2006, filed with the Securities and Exchange Commission.

By the Board of Directors

Paul Okimoto

Harry Masuda

Larry McCleary

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 9, 2007, (i) by each director of the Company; (ii) by each person known by us to own beneficially more than five percent of our common stock; (iii) by the executive officer named in the Summary Compensation Table set forth in "Executive Compensation" and (iv) by all directors and executive officers of the Company as a group.

Unless otherwise indicated in the footnotes to the table, the following individuals have sole vesting and sole investment control with respect to the shares they beneficially own.  Unless otherwise indicated, the address of all persons listed below is c/o Human BioSystems, 1127 Harker Avenue, Palo Alto, California  94301.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares that the individual has the right to acquire within 60 days after April 9, 2007. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of common stock listed as owned by such person.  The total number of outstanding shares of common stock at April 9, 2007 is 99,169,163.

Name and Address of Principal Shareholders	Number of Shares Owned	Percent of Shares Outstanding
Harry Masuda	2,993,089 (1)	3.01%
Paul Okimoto 669 35th Street Richmond, CA 94805	1,809,699 (2)	1.82%
Dr. David Winter	1,090,286 (3)	1.1%
Larry McCleary 418 Alpine Drive Incline Valley, NV 89451	7,324,799 (4)	7.38%
Claude Luster, III	50,000 (5)	*
Meiswinkel Investment Group, L.P. 2060 Newcomb Avenue San Francisco, CA 94124	6,843,452	6.9%
Langley Park Investments, PLC One Great Cumberland Place 6th Floor London, England W1H7AL	7,000,000	7.1%
All Officer and Directors as a Group (six persons)	14,521,965 (1), (2), (3), (4) and (5)	14.51%

(1) Includes options to purchase 200,000 shares of common stock exercisable within 60 days of April 9, 2007.

(2) Includes options to purchase 110,000 shares of common stock exercisable within 60 days of April 9, 2006.  Excludes an aggregate of 877,500 shares of common stock for which Mr. Okimoto acted as Trustee in receiving and forwarding such shares to YN Faarkaghyn Shiaght Lorne House Trust Limited, for the benefit of Mark Tameichi Okimoto, Michael Akira Okimoto, Eric Yoshiro Okimoto, Daryl Takashi Okimoto, Mary T.  Hernandez and Betty Yamaguchi. The permanent Trustee is Ronald Buchanan of Lorne House Management Ltd.  Mr. Okimoto expressly disclaims beneficial ownership of said shares.

(3) Includes options to purchase 346,000 shares of common stock exercisable within 60 days of April 9, 2007.

(4) Includes options and warrants to purchase 80,000 shares of common stock exercisable within 60 days of April 9, 2007.

(5) Claude Luster, III, the President of HBS BioEnergy, the Company’s wholly-owned subsidiary, is the manager of EXL Group III Corporation (“EXL”).  The shares designated as beneficially owned by Mr. Luster represents 50,000 shares of common stock issued to EXL pursuant to the terms of that certain Asset Purchase Agreement by and among the Company, EXL and HBS BioEnergy, but excludes up to 3,450,000 shares of the Company’s common stock issuable to Mr. Luster upon the achievement of certain milestones set forth in that certain Consulting Services Agreement between the Company and EXL.

As indicated in the table above, our executive officers and directors beneficially own, in the aggregate, 14.51% of our outstanding common stock. As a result these shareholders may, as a practical matter, be able to influence all matters requiring shareholder approval including the election of directors, merger or consolidation and the sale of all or substantially all of our assets. This concentration of ownership may delay, deter or prevent acts that would result in a change of control, which in turn could reduce the market price of our common stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Overall Objectives

The Company believes that the compensation program for our Chief Executive Officer, Chief Medical Officer and Chairman of the Board  (collectively, the “Named Executive Officers”), should be designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value.  The compensation program should also be sufficient to attract and retain highly qualified leaders who can create value for the Company, as well as provide meaningful incentives for superior performance.

Setting Executive Compensation

Due to the unique nature of each Named Executive Officer’s duties, the Company’s criteria for assessing executive performance and determining the compensation in any given hear is inherently subjective and is not based upon specific formulas or weighting of factors.  The Company also uses companies in similar industries as benchmarks when initially establishing Named Executive Officers’ compensation.  However, the Company is also a development stage company, and has limited operating history and no revenue to date.  As a result, the Company’s compensation plan necessarily reflects its limitations in this respect.

Discussion of Specific Compensation Elements

Base Salary:  The Company determines the base salaries for all Named Executive Officers by reviewing company and individual performance, the value each Named Executive Officer brings to the Company, and general labor market conditions.  The base salary for each Named Executive Officer is determined on a subjective basis after consideration of these factors and is not based on target percentiles or other formal criteria.  The base salaries of Named Executive Officers are reviewed on an annual basis, and any annual increase is the result of an evaluation of the Company and of the individual Named Executive Officer’s performance for the period.  An increase or decrease in base pay may also result from a promotion or other significant change in a Named Executive Officer’s responsibilities during the year.

Performance-Based Incentive Compensation:  The Company does not have a performance-based incentive compensation program at this time.

Long-Term Incentive Compensation:  The Company provides long-term incentive compensation through awards of stock options, restricted stock, and/or stock awards.  The Company’s equity compensation program is intended to align the interests of the named executive officers with those of the Company’s stockholders by creating an incentive for our officers to maximize stockholder value.  The equity compensation program also is designed to encourage officers to remain employed with the Company despite a competitive labor market, and the fact that the Company is a development stage company and has limited operating history and no revenue to date, and may not necessarily be able to sustain a market rate base salary.  Stock options, stock grants, warrants and other incentives are based on combination of factors including the need and urgency for such an executive, the experience level of the executive and the balance of such incentives with a lower than market base salary or fees that is paid in cash. Employees and consultants are granted such incentives from time to time to maintain their continuing services, sometimes without increases in salaries or fees.  Stock options are granted through the Amended and Restated Human BioSystems 2001 Stock Option Plan.

Deferred Compensation Benefits:  The Company does not have a deferred compensation program at this time.

Retirement Benefits:  The Company does not have a 401(k) plan or other retirement program at this time.

Executive Perquisites and Generally Available Benefits:  The Company has no executive perquisite program at this time.

Tax and Accounting Implications

The Company reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals.  The Company believes that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes.

Role of Executive Officers in Compensation Decisions

Decisions as to the compensation of the Company’s executive officers are made by the Board of Directors.  The executive officers who are also Board members participate in the discussion and determination of their compensation.

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2005 and 2006 by our (i) Chief Executive Officer, and (ii) executive officers, other than the Chief Executive Officer, whose salaries for the 2006 fiscal year as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

Summary Compensation Table
Annual Compensation
	Year	Salary		Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	Other	Total
H. Masuda, Chief Executive Officer	2006	$241,587	(1)	-	-	-	-	-	$3,100 (2)	$244,687
	2005	$215,625	(3)	-	-	-	-	-	-	$215,625
P. Okimoto, Chairman of the Board	2006	$ 94,640	(4)	-		-	-	-	-	$ 94,640
	2005	$114,125	(5)	-	-	-	-	-	-	$114,125
L. Toledo, Chief Medical Officer	2006	$134,198	(6)	-	-	-	-	-	-	$134,198
	2005	$139,125	(7)	-	-	-	-	-	-	$139,125

(1)  Includes accrued but unpaid salary of $52,500 for fiscal year 2005 and paid vacation of $9,087.

(2)  Represents corporate office allowance of $200 per month for use of home and facilities for Company business.  Includes $900 accrued but unpaid for fiscal year 2005.

(3)  Includes accrued but unpaid salary of $30,000 for fiscal year 2004.

(4)  Includes accrued but unpaid salary of $6,400 for fiscal year 2005 and paid vacation of $4,240.

(5)  Includes accrued but unpaid salary of $27,500 for fiscal year 2004.

(6)  Includes accrued but unpaid salary of $8,400 for fiscal year 2005 and paid vacation of $5,798.

(7)  Includes accrued but unpaid salary of $25,500 for fiscal year 2004.

EMPLOYMENT AGREEMENTS

In March 2000, we entered into an employment agreement with Dr. Luis Toledo, employing him as our Chief Medical Officer for a minimum term of one year.  The agreement provides for a base salary of $6,000 per month, which may be adjusted based on our ability to raise defined amounts of capital. In addition, we granted to Dr. Toledo an option to purchase 75,000 shares of our common stock at an exercise price of $1.50 per share, and continued in effect options granted pursuant to a consulting agreement that we entered into in May 1998 with Dr. Toledo.  In June 2001, we granted Dr. Toledo options to purchase 75,000 shares of common stock at an exercise price of $0.28 per share.  In January 2002, we granted Dr. Toledo options to purchase 75,000 shares of common stock at an exercise price of $0.54 per share, and in February 2004, we granted Dr. Toledo options to purchase 150,000 shares of common stock at an exercise price of $0.11 per share.  This option vested with respect to 30% of the shares on the date of grant; an additional 30% one year after the date of grant, and the remainder will vest two years from the date of grant.  We entered into a new employment agreement with Dr. Toledo effective April 1, 2005, providing for a base salary of $10,000 per month (subject to adjustment based on our financial situation and performance).  On March 15, 2005, we granted Dr. Toledo options to purchase an additional 150,000 shares of common stock at an exercise price of $0.11 per share.  This option vested with respect to 30% of the shares on the date of grant; an additional 30% will vest one year after the date of grant, and the remainder will vest on two years from the date of grant.

In September 2006, we and our wholly-owned subsidiary, HBS BioEnergy (“HBS Bio), entered into an Asset Purchase Agreement with EXL III Group Corporation (“EXL”), a corporation controlled by Claude Luster III, the President of HBS Bio.  EXL agreed to sell certain assets, including options to purchase certain property in Lumberton County, North Carolina, to HBS Bio.  In consideration for the options, HBS Bio issued fifty thousand (50,000) shares of the Company’s common stock to EXL, which were placed in escrow in October 2006, and reimbursed EXL $40,000 for expenses incurred with respect to the options and related proposed ethanol projects.

We, with HBS Bio, also entered into a Consulting Services Agreement with EXL.  That agreement provides that EXL will supervise, manage, and coordinate the development, construction, and operation of up to three ethanol facilities.  It further provided that Mr. Luster would act as President of HBS Bio.  The term of the agreement is two years from the effective date, with an option to extend the term for two additional years by mutual written agreement.

In consideration for its consulting services, EXL will receive an annual consulting fee of $199,000.  Upon the funding of the first ethanol facility, the annual consulting fee will increase to $224,000.  The consulting fee will increase again to $324,000 upon the funding of the second ethanol facility, and to $424,000 in the event a third ethanol facility is funded.

EXL will also be entitled to 3,450,000 shares of our common stock, which was placed in escrow in October 2006.  The Escrow Agreement provides that 1,000,000 shares of our common stock will be released to EXL upon the execution of certain agreements necessary for the development of the first ethanol facility, the submission of preliminary environmental and land use permits for the first ethanol facility, and the assignment and conveyance of the option to purchase the second facility.  An additional 1,000,000 shares will be released to EXL upon the acquisition of certain permits for the first facility and the execution of certain agreements necessary for development of the first facility, as well as the submission of preliminary environmental and land use permits for the second facility.  The 1,450,000 remaining shares will be released to EXL when a funding commitment for the first facility is obtained.  In the event funding for the first facility is not obtained within four months from the date on which the funding commitment is received, any shares still in escrow will be dispersed to HBS Bio and any shares previously released to EXL will be returned to HBS Bio.

On August 29, 2005, we entered into an Executive Consulting Agreement with Dr. David Winter.  Pursuant to the agreement, Dr. Winter will serve as our President.  In that capacity, he will oversee our platelet and organ development programs and supervise negotiations with potential alliance partners.  In consideration of these services, Dr. Winter will receive a monthly retainer of $3,000.  He will also receive options to purchase 96,000 shares of our common stock, at an exercise price of $0.73 per share. The options will vest over a 12- month period, at the rate of 8,000 shares per month.  During the term of the Agreement, Dr. Winter will also be eligible to receive a performance bonus in the maximum amount of 100,000 shares of our common stock, upon reaching certain performance targets established by our Board of Directors.  Either party may terminate the agreement prior to the end of the term with 30 days prior written notice.

In December 1, 2006, Dr. Winter joined the Company as an employee with a monthly compensation of $10,000 and a stock option to purchase 150,000 shares at $0.10 per share. The option vests as to 30% immediately, another 30% after one year and the balance of 40% after the second year from the date of the option.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following tables provide information on outstanding equity awards during the year ended December 31, 2006 to the named executive officers.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
H. Masuda, Chief Executive Officer	-	-	-	-	-
P. Okimoto, Vice President	-	-	-	-	-
L. Toledo, Chief Medical Officer	-	-	-	-	-

Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
H. Masuda, Chief Executive Officer	-	-	-	-
P. Okimoto, Vice President	-	-	-	-
L. Toledo, Chief Medical Officer	-	-	-	-

DIRECTOR COMPENSATION

The following table sets forth information regarding compensation of the Company’s directors for the year ended December 31, 2006:

Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Defferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
H. Masuda	-	-	-	-	-	-	-
D. Winter	-	-	-	-	-	-	-
P.Okimoto	-	-	-	-	-	-	-
L.Toledo	-	-	-	-	-	-	-
L.McCleary	-	-	-	-	-	-	-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes transactions, in addition to the employment and consulting agreements described above, to which we were or are a party and in which any of our directors, officers, or significant stockholders, or members of the immediate family of any of the foregoing persons, had or has a direct or indirect material interest.

We purchased the patents for a disposable vaginal disease test product titled Phemtest from Paul Okimoto, an officer and director, on September 1, 1998.  The patent "VAGINAL TESTING APPLICATOR AND METHOD", Patent Number 4,784,158, was issued November 15, 1988, and the patent "BODY CAVITY SPECIMEN COLLECTING AND TESTING APPARATUS", Patent Number 4,945,921, was issued August 7, 1990.  Pursuant to the purchase agreement for the patents, we paid $1,375 to the law firm of Flehr, Hohbach, Test and Herbert as a patent maintenance fee to assure that the patents would remain in force.  We also agreed to pay Mr. Okimoto a royalty payment of 5% of gross sales of Phemtest for the next five years.  The first $16,000 in royalty payments are to be paid to a law firm to be designated by Mr. Okimoto, the next $75,000 in royalties are to be paid to Mr. Okimoto in shares of our common stock, valued at $2.00 per share, and the remaining royalties to be paid to Mr. Okimoto, if any, are to be paid in cash.

SHAREHOLDER PROPOSALS FOR THE

2008 ANNUAL MEETING

We welcome comments and suggestions from our shareholders. Here are the ways a shareholder may present a proposal for consideration by the other shareholders at our 2008 Annual Meeting:

In our Proxy Statement: If a shareholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2008 Annual Meeting of Shareholders, we must receive the proposal in writing on or before 5 p.m., Pacific Standard Time, December 15, 2007.

At the Annual Meeting: If a shareholder wishes to nominate a director or bring other business before the shareholders at the 2008 Annual Meeting, we must receive the shareholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our shareholders less than 70 days' notice of the date of our 2008 Annual Meeting. If we provide less than 70 days' notice, then we must receive the shareholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2008 Annual Meeting. The notice must contain the specific information required in our Bylaws. A copy of our Bylaws may be obtained by writing to our Secretary. If we receive a shareholder's proposal within the time periods required under our Bylaws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other shareholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

Delivering a Separate Proxy Statement: We will not use our discretionary voting authority if a shareholder submits a proposal within the time period required under our Bylaws, and also provides us with a written statement that the shareholder intends to deliver his or her own proxy statement and form of proxy to our shareholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 1127 Harker Avenue, Palo Alto, California 94103, Attention: Secretary.

VOTING

Shareholders are urged immediately to complete, date and sign the enclosed proxy card and return it in the envelope provided, to which no postage need be affixed if mailed in the United States.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                       BY THE BOARD OF DIRECTORS

                                       Paul Okimoto

                                       Chairman of the Board

                                       Harry Masuda

                                       Chief Executive Officer, Director

EXHIBIT A

FIRST AMENDMENT TO AMENDED AND RESTATED

HUMAN BIOSYSTEMS

2001 STOCK OPTION PLAN

A.

On August 22, 2002, Human BioSystems (the “Company”), formerly “Hyperbaric Systems,” adopted the Hyperbaric Systems 2001 Stock Option Plan (the “Original Plan”) reserving One Million Five Hundred Eighty-Five Thousand Five Hundred (1,585,500) shares of its common stock for issuance upon the exercise of options granted under the Original Plan; and

B.

The Company’s Board of Directors acting by unanimous written consent dated August 1, 2003, authorized an increase of the number of shares of Common Stock reserved for issuance upon exercise of options granted under the Original Plan to Five Million (5,000,000); and

C.

The Company’s shareholders voted at the Company’s September 26, 2003 annual meeting in favor of amending the Plan to increase the number of shares of Common Stock reserved for issuance upon exercise of options granted under the Original Plan to Five Million (5,000,000); and

D.

The Company’s Board of Directors acting by unanimous written consent dated December 18, 2006, authorized an increase of the number of shares of Common Stock reserved for issuance upon exercise of options granted under the Original Plan to Ten Million (10,000,000); and

E.

The Company’s shareholders voted at the Company’s May 11, 2007 annual meeting in favor of amending the Plan to increase the number of shares of Common Stock reserved for issuance upon exercise of options grated under the Original Plan to Ten Million (10,000,000).

NOW, THEREFORE, for good and valuable consideration, the Original Plan is hereby amended as follows:

1.

Amendment of Section 3 of Original Plan

Section 3 of the Original Plan is hereby amended and restated to read in full as follows:

3.

STOCK SUBJECT TO THIS PLAN

Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock that may be granted pursuant to this Plan is The Million (10,000,000) shares of Common Stock.  The shares unexercised shall become available again for grants under the Plan.

2.

Remainder of Original Plan

Except as amended in this First Amendment, the Original Plan shall remain unmodified and in full force and effect.

EXHIBIT B

FIRST AMENDMENT TO AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF HUMAN BIOSYSTEMS,

A CALIFORNIA CORPORATION

The undersigned, Harry Masuda and Paul Okimoto, hereby certify that:

1.  They are the duly elected and acting President and Secretary, respectively, of Human BioSystems, a California corporation (the “Corporation”);

2.  Article III of the Articles of Incorporation of this Corporation is amended and restated in full to read as follows:

ARTICLE III

This Corporation is authorized to issue two classes of shares to be designated respectively common stock ("Common Stock") and preferred stock ("Preferred Stock").  The total number of shares of capital stock which the Corporation shall have authority to issue is three hundred ten million (310,000,000) shares, of which three hundred million (300,000,000) shares shall be Common Stock, and ten million (10,000,000) shares shall be Preferred Stock.  The Board of Directors of the Corporation is hereby authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of California.

3.  The foregoing amendment and restatement has been approved by the Board of Directors of this Corporation.

4.  The foregoing amendment and restatement was approved by the holders of the requisite number of shares of this Corporation in accordance with Sections 902 and 903 of the California General Corporation Law.  The total number of outstanding shares of each class entitled to vote with respect to the foregoing amendment was 68,117,537 shares of Common Stock. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

IN WITNESS WHEREOF, the undersigned have executed this certificate on April __, 2007.

________________________

_______________________

Harry Masuda, President

Paul Okimoto, Secretary

and Chief Executive Officer

Each of the undersigned certifies under penalty of perjury that he has read the foregoing First Amendment to Amended and Restated Articles of Incorporation and knows the contents thereof, and that the statements therein are true.

Executed at Palo Alto, California on April  __, 2007.

________________________

_______________________

Harry Masuda

Paul Okimoto

EXHIBIT C

FIRST AMENDMENT TO BYLAWS

OF

 HUMAN BIOSYSTEMS,

A CALIFORNIA CORPORATION

The undersigned, Harry Masuda and Paul Okimoto, hereby certify that:

1.  They are the duly elected and acting President and Secretary, respectively, of Human BioSystems, a California corporation (the “Corporation”);

2.  Article III, Section 3.01 of the Bylaws of this Corporation is amended and restated in full to read as follows:

        Section 3.01 Number. The number of directors of the corporation shall be not less than three (3) nor more than seven (7), until changed in accordance with applicable law. The exact number of directors shall be fixed from time to time, within the limits specified, by resolution of the board of directors or the shareholders. Subject to the foregoing provisions for changing the exact number of directors, the number of directors of this corporation shall be three (3).  [Section 212(a); Section 301.5(b)]

IN WITNESS WHEREOF, the undersigned have executed this certificate on April __, 2007.

________________________

_______________________

Harry Masuda, President

Paul Okimoto, Secretary

and Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS

of

HUMAN BIOSYSTEMS

May 11, 2007

C/O

        200 WALL STREET WEST, 3RDFLOOR

      LYNDHURST, NJ 07071

       Your vote is important. Please vote immediately.

If you vote over the Internet or by telephone, please do not mail your card.

Control Number

Check Digit ID

DETACH HERE

Please Detach and Mail in the Envelope Provided

_____________________________________________________________________________________________________________________________________

[X]  Please mark your votes as in the example to the left using dark ink only.

		FOR	AGAINST	ABSTAIN
1. Election of Director Nominees:	Paul Okimoto	[_]	[_]	[_]
	Harry Masuda	[_]	[_]	[_]
	Larry McCleary	[_]	[_]	[_]

2.  Proposal to approve the increase in the number of shares of common stock reserved for issuance under the Amended Restated Human BioSystems 2001 Stock Option Plan from 5,000,000 to 10,000,000 shares.

		[_]	[_]	[_]

3. Proposal to amend the Human BioSystems Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000.		[_]	[_]	[_]

4. Proposal to amend the Amended and Restated Articles of Incorporation to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.		[_]	[_]	[_]

5. Proposal to amend the Bylaws to modify the number of directors of the Corporation to a range from three (3) to seven (7).		[_]	[_]	[_]

Note: Please sign exactly as name appears hereon.

Joint owners should each sign. When signing as

attorney, executor, administrator, trustee or guardian,

please give full title as such. If a corporation, partnership or other entity, please sign in full entity name by authorized person.

Signature:	Date:	Signature:	Date:

NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!
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Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by phone or Internet, please follow these easy steps:

TO VOTE BY PHONE

Call toll-free 866-458-9855 on a touch tone telephone. Telephone voting will be available until 11:59 Eastern time, on May 10th 2007.

Use the Control Number located in the gray box on the reverse side. Enter the Control Number and pound signs (#) exactly as they appear.

Follow the recorded instructions.

TO VOTE BY INTERNET	Log on to www.myproxyonline.com which will be available until 11:59, Eastern time, on May 10th 2007. Follow the instructions on the screen.

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